UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15 (d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 2, 2016 (August 31, 2016)

ICONIX BRAND GROUP, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-10593	11-2481903
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

1450 Broadway, New York, New York		10018
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code (212) 730-0030

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

The disclosure under Item 8.01 of this current report on Form 8-K is incorporated by reference.

Item 8.01.	Other Events.

On August 31, 2016, the Board of Directors (the “Board”) of Iconix Brand Group, Inc. (the “Company”) determined to extend the deadline pursuant to the Company’s Restated and Amended By-laws (the “By-laws”) for stockholders to nominate directors to the Board and propose other business for consideration at the 2016 annual meeting from September 5, 2016 until September 26, 2016. Any director nominations or proposal for other business received by the Company at or prior to the close of business on September 26, 2016 and otherwise complying with the By-laws may be submitted to stockholders at the 2016 annual meeting.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ICONIX BRAND GROUP, INC. (Registrant)

By:	/s/ Jason Schaefer
Name:	Jason Schaefer
Title:	EVP & General Counsel

Date: September 2, 2016

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